                                                                    EXHIBIT 10.1

                          VIASOFT EXECUTIVE BONUS PLAN
                                      FY98

The VIASOFT Executive Bonus Plan is made up of two parts and works as follows:

1.       Quarterly Net Income Bonus :

A fixed quarterly bonus will be paid if VIASOFT meets or exceeds its Net Income objective for the quarter. If Net Income is below plan for the quarter there will be no bonus paid. Missed quarterly bonuses cannot be recovered in future quarters.

                                                       Bonus Amounts
         Titles                         Quarterly Target            Yearly Total
         --------------                 ----------------            ------------
         Chairman & CEO                     $******                    $******
         EVP/COO                            *******                    *******
         CFO                                *******                    *******
         VP, Marketing                      *******                    *******
         General Counsel                    *******                    *******
                  TOTALS                    $******                    $******

2.       Annual Net Income Bonus:

A bonus will be paid based on taking VIASOFT's annual Net Income attainment and applying it against the budgeted Net Income (Profit Attainment Percentage). The Profit Attainment Percentage will be plugged into the following formula to determine the bonus:

         If Profit Attainment Percentage is (less than) 85%, the bonus is zero.

         If Profit Attainment Percentage is (greater than or equal to) 85% and (less than) 90%, the bonus is the Profit Attainment Percentage multiplied by (Target Bonus X 0.5).

         If Profit Attainment Percentage is (greater than or equal to) 90% and (less than) 105%, the bonus is the Profit Attainment Percentage multiplied by the Target Bonus.

         If Profit Attainment Percentage is (greater than or equal to) 105% and (less than) 130%, the bonus is the Profit Attainment percentage multiplied by (Target Bonus X 1.25).

         If Profit Attainment Percentage is (greater than or equal to) 130%, the bonus is the Profit Attainment Percentage multiplied by (Target Bonus X 1.5).

POSITION                                        TARGET BONUS
--------                                        ------------
Chairman & CEO                                     $******
EVP/COO                                             ******
CFO                                                 ******
VP, Marketing                                       ******
VP, International Operations                        ******
General Counsel                                     ******
         TOTAL                                     $******


                       "CONFIDENTIAL TREATMENT REQUESTED"



VIASOFT CONFIDENTIAL

                        VIASOFT EXECUTIVE BONUS PLAN FY98

Examples of Annual Net Income Bonus

PROFIT % =           (LESS THAN) 85%         85%               100%              115%             135%

Chairman & CEO             $0                $******           $******           $******          $******
EVP/COO                    $0                $******           $******           $******          $******
CFO                        $0                $******           $******           $******          $******
VP, Marketing              $0                $******           $******           $******          $******
VP, International          $0                $******           $******           $******          $******
General Counsel            $0                $******           $******           $******          $******

         TOTALS                              $******           $******           $******          $******


All bonus payments will be accrued in the financial statements in the quarter earned and will be included as an expense in determining whether the bonus criteria has been met. Payment of bonuses will be made only if the criteria for bonus payments are met with the accrued bonuses in the calculations.














                       "CONFIDENTIAL TREATMENT REQUESTED"


VIASOFT CONFIDENTIAL